Exhibit 99.1

March 2013 OPPORTUNITY Andrea K. Tarbox Vice President and CFO March 2013

2 FORWARD LOOKING STATEMENTS The information in this presentation and statements made during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation. This presentation refers to non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP financial measures is available on the company’s website at KapStonePaper.com under Investors. Forward-Looking Statements Non-GAAP Financial Measures Risk Factors 2

3 KapStone Snapshot A leading North American producer of unbleached kraft paper and corrugated products ($’s in Millions) 2011 2012 Revenue $ 906 $1,217 Adjusted EBITDA $165 $ 183 Free Cash Flow $ 94 $ 91 Free Cash Flow per Diluted Share $1.98 $1.90 Adjusted Diluted EPS $1.41 $1.48 Employees 2,800

 KapStone formed in 2005 Shareholder funds invested 2005 - $120 million from IPO 2007/2009 - $102 million from warrant exercises $95 million Dec. 2012 special dividend 4 KapStone Provides Compelling Opportunity $222 Million To co-invest with two successful, veteran entrepreneurs in the paper and packaging segment Roger Stone and Matt Kaplan Largest shareholders Collectively, family owns/controls 14% of shares $1.2 Billion Market Cap $95 M Dividend $1.1 Billion Growth

5 Opportunity in Rapidly Improving Sector Significant industry consolidation Inventories are low Supply and demand are in balance Anticipate increased demand as worldwide economies improve Minimal growth in supply expected over next several years High industry-wide operating rates Strong Fundamentals

Continue to grow our business profitably by opportunistically investing in brown paper and packaging assets Maximize capital returns Optimizing operations of acquired companies Focusing on cash generation 6 KapStone’s Guiding Principles & Results Results Comparison of Cumulative Total Return Assumes Initial Investment of $100 Closing Price of $27.65, March 6, 2013

7 Rapidly Generating Cash Generated $734 million of cash from operations since inception including $186 million received from AFTC Enough cash to pay off first 2 acquisitions and approximately 20% of third Net debt balance at December 31, 2012 was $352.3 million Net debt/EBITDA leverage is 1.93 U S E Use Source

8 BUILDING OF KAPSTONE 8 IP’s Kraft paper business Purchase Price $204 MM 3.3 Xs TTM Adj. EBITDA MWV’s kraft paper business Purchase Price $466 MM 5.8 Xs TTM Adj. EBITDA US Corrugated Inc. Purchase Price $332 MM 6.4 Xs Adj. TTM EBITDA January 1, 2007 July 1, 2008 October 31, 2011 Annual Net Sales and Adjusted EBITDA

Net sales increased by $331 million to $389 million due to: Twelve months of operations in 2012 compared to two months in 2011 Sales reflects 6.155 bsf of sales volume Box price increase of 8 percent and sheet price increases of 10 percent were substantially implemented by the end of Q4 2012 with a few contractual increases to be realized in 2013 2012 adjusted EBITDA of $41 million increased by $35 million due to: Twelve months of operations in 2012 compared to two months in 2011 USC corporate overhead reduction of $8 million realized during 2012 Operational synergies of $8 million on target Added $0.02 and $0.27 of adjusted diluted EPS for 2011 and 2012, respectively Contributed $37 million of acquired pre-tax NOL’s used to reduce KapStone’s cash taxes Provides stability and flexibility over economic cycle 9 USC Acquisition Delivers *USC Acquired Oct.31, 2011 9 **Adjusted to exclude one time acquisition costs and includes all interest expense and amortization of related financing fees

10 KapStone Today Two mills are 100% virgin fiber based and are located in excellent wood basket Charleston, SC and Roanoke Rapids, NC 1,315 ton capacity (85% of total capacity) Linerboard, kraft paper, saturating, and Kraftpak One recycled fiber mill Cowpens, SC 240,000 ton capacity Medium and linerboard Three paper mills – Total capacity of 1.555 million tons 9 bsf of capacity Boxes and sheets New Chicago converting plant to become operational in mid-spring 2013 14 converting plants located mostly in eastern/mid western U.S

11 Well Positioned to Meet Our Customers’ Needs

12 PRODUCTS Kraft Containerboard – Approximately 900,000 tons per year Corrugated boxes Wide range of grades and basis weights High performance light weight linerboard grades Kraft Papers – Approximately 275,000 tons per year Approximately 19% of market share Multiwall -Packaging for flour, sugar, pet food, cat litter, cement Bag & Sack-Bags and sacks for retail, lawn & leaf, fast food carryout, and grocery 12

13 PRODUCTS DuraSorb® (Saturating Kraft) – Approximately 270,000 tons per year Used in various high pressure laminates including furniture, shelving, countertops, and flooring Market leader Kraftpak ® – Approximately 100,000 tons per year A virgin fiber, unbleached, uncoated folding carton board Corrugated Packaging - Approximately 6 billion square feet per year Corrugated boxes Sheets 13

Adjusted Free Cash Flows* Adjusted free cash flow of $91 million for the 2012 full year, or $1.90 per diluted share Capex for 2012 was $67 million and is expected to be $70 million Annual maintenance Capex is expected to be approximately $25 - $30 million Remainder for strategic or cost reduction projects with fast paybacks Book tax rate was 34.2% for 2012 Cash tax rate for 2012 was 7% Expect 2013 cash tax rate of 15% as the CB credits are utilized *Calculated by adjusting cash flow from operations for capital expenditures and AFTC Strong Free Cash Flows* 14 $s in Millions

Net Debt/EBITDA as of December 31 15 KAPSTONE MAINTAINS STRONG BALANCE SHEET 15 Acquired IP’s Kraft paper business Jan. 2007 – borrowed $60 million Acquired MWV’s kraft paper business July 2008 – borrowed $455 million Acquired US Corrugated Inc. Oct. 2011 – borrowed $375 million January 1, 2007 July 1, 2008 October 31, 2011 Special Dividend $2 per Share Dec. 2012 – borrowed $63 million December 20, 2012

Strong Balance Sheet & Ample Liquidity 16 Current interest rate on debt - 1.95% At December 31, 2012, KapStone had $16 million of cash and $80 million of revolver borrowing capacity Credit facility includes accordion provision which could provide for future borrowings up to $450 million On December 20, used $95 million for $2 per share special dividend Minimal pension liabilities KapStone acquired minimal liabilities with acquisitions

17 KAPSTONE HAS NUMEROUS OPPORTUNITIES 17 FOR VALUE CREATION & EARNINGS GROWTH Compelling industry fundamentals KS well-positioned in highly desirable containerboard market Pricing – Up in most grades Containerboard and corrugated product price increases In August 2012, $50 per ton and converting ops by 8 to 10% with increases fully implemented Q1 2013 In addition, 2013 containerboard price increase of $50 per ton and 10 – 12% on corrugated products was announced in Feb. Kraft paper price increase of $50 per ton announced in January 2013 KraftPak price increase of $40 per ton announced in March 2013 Completion of integration of USC to realize additional operating synergies Grow revenue and profits by increasing utilization of converting facilities Current asset base provides good growth opportunities Modest leverage ratio with opportunity to quickly de-lever due to strong free cash flow Ability to grow in the future due to strong balance sheet

18 KapStone Optimizes Its Opportunities Ranked 5th by Fortune in 2010 annual list of 100 Fastest Growing Companies on: Growth in revenue, EPS and total stock market return over past 3 years Ranked 1st for industrial companies Ranked 10th by Forbes in 2011 annual list of 100 best small companies in America CFO named 2012 Chicago CFO of the Year by Financial Executives International Recognitions Highly experienced management team who is personally invested in company creates, identifies and proficiently executes opportunities

Appendix

The Charleston Mill operates three paper machines, all have been upgraded within the past 8 years 20 Facilities Paper Machine Available Product Most Recent Upgrade Capacity (tons) The assets also include: A 100 megawatt power-generating facility (“Cogen”) A lumber mill in Summerville, SC Five chip mills Prime Location on Charleston Harbor with easy access for export shipments Annual maintenance CAPEX estimated to be approximately $15 to $17 million Currently, $29 million project to upgrade No. 3 paper machine to improve efficiency in producing Ultra High Performance lightweight linerboard grades. Scheduled completion in Q1 2014 Charleston Mill No. 1 Saturating Kraft or 2004 275,000 1 or Kraftpak® or 316,000 1 or Containerboard 324,000 1 or No. 2 Saturating Kraft 2007 248,000 No. 3 Containerboard 2008 310,000 Total Tons 833,000-882,000

 The Roanoke Rapids Mill is an integrated pulp and paper mill, consisting of two paper machines Broad range of basis weights, manufacturing flexibility Leading edge technology Prime Location On I-95 corridor in North Carolina, excellent geographic location In low cost S.E. fiber region Annual maintenance CAPEX estimated to be a approximately $5 - $6 million 21 Facilities Paper Machine Available Product Most Recent Upgrade Capacity (tons) Roanoke Rapids Mill No. 3 Kraft paper 2011 203,000 Containerboard No. 4 Kraft paper / Specialty 1999 / 2004 27,000 Containerboard 210,000 Total Tons 440,000

The Cowpens Mill operates one paper machine 22 Facilities Year Built Capacity (tons) The mill uses approximately 260,000 tons of recycled fiber (OCC) Operates with a unique closed loop water system which reduces water usage and mitigates potential pollution problems Containerboard and medium 1992 240,000 Cowpens Mill Available Product

23 Five 98” Corrugators and one 110” Corrugator Extensive Converting Capabilities In-house Structural and Graphic Design High-Graphic 6+ Color Direct Print and Preprint Capabilities Value-Analysis Programs Warehousing Programs Superior Customer Service Facilities Corrugated Box Plants (6)

24 Multiple 2 and 4-Color Inline Die Cutters Specialty Gluers and Machinery (Flexo Folders, Printer Slotters, Label Laminators, Tapers, Slitters) In-house Design with CAD tables Warehousing Programs Value Analysis Programs Quick Turnaround Chicago area plant to begin operations in spring 2013 Facilities Sheet Plants (6)

25 87” and 98" Corrugators with A, B, C, E, BC, and EC flutes. In-house transportation and logistics operations Color and Specialty Coating Servicing Texas, Oklahoma, Arkansas, Kansas, Louisiana, Georgia, Florida, Tennessee, Alabama and South Carolina Facilities Sheet feeder plants (2)